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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                        August 14, 2002 (August 14, 2002)

                              Wal-Mart Stores, Inc.
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                    001-06991                 71-0415188
          --------                    ---------                 ----------
      (State or Other          (Commission File Number)        (IRS Employer
      Jurisdiction of                                        Identification No.)
      Incorporation)

                               702 S.W. 8th Street
                           Bentonville, Arkansas 72716
                           ---------------------------
               (Address of Principal Executive Offices) (Zip code)


               Registrant's telephone number, including area code:
                                 (479) 273-4000



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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

     99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

     99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

Item 9.   Regulation FD Disclosure.

     On August 14, 2002, the principal executive officer and principal financial officer of Wal-Mart Stores, Inc. (the "Company") signed and submitted to the Securities and Exchange Commission the sworn statements required by Commission Order No. 4-460. Copies of the two statements are furnished as Exhibit 99.1 and
99.2 to this report.



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                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

      Dated:  August 14, 2002
                                    WAL-MART STORES, INC.


                                    By: /s/ Thomas M. Schoewe
                                       -----------------------------------------
                                       Name:    Thomas M. Schoewe
                                       Title:   Executive Vice President and
                                                Chief Financial Officer


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                                INDEX TO EXHIBITS

   Exhibit
    Number                      Description
    ------                      -----------

     99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

     99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings